EXHIBIT 1

                              ARMS II Global Fund I

         Bondholders Report Related to the March 10, 2004 Distribution
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Reference to   ARMS II GLOBAL FUND 1
Schedule 8 of
the Bond       BONDHOLDERS REPORT RELATED TO MARCH 10, 2004 DISTRIBUTION
Trust Deed
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

               REPORTING DATES

               Cut-Off Date                                                                                       February 29, 2004
               Determination Date                                                                                     March 8, 2004
               Payment Date                                                                                          March 10, 2004
               Start Interest Period                                                                              December 10, 2003
               End Interest Period                                                                                    March 9, 2004
               No. of Days in Interest Period                                                                                    91
               Start Calculation Period                                                                            December 1, 2003
               End Calculation Period                                                                             February 29, 2004
               No. of Days in Calculation Period                                                                                 91
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               SECURITIES ON ISSUE                                                          Amount                           Amount
                                                                                             (US$)                             (A$)

               CLASS A BONDS
               Initial Face Value                                                    1,000,000,000                    1,525,553,013
                 Previous Principal Distribution                                       125,800,000                      191,914,569
                 Principal Distribution for current calculation period                  47,800,000                       72,921,434
               Total Principal Distribution to date                                    173,600,000                      264,836,003


               Beginning Principal Amount                                              874,200,000                    1,333,638,444
     (a)       Ending Principal Amount                                                 826,400,000                    1,260,717,010
               less Unreimbursed Charge-offs                                                     -                                -
               Beginning Stated Amount                                                 874,200,000                    1,333,638,444
     (a)       Ending Stated Amount                                                    826,400,000                    1,260,717,010



               CLASS B BONDS
               Initial Face Value                                                                                        50,500,000
                 Previous Principal Distribution                                                                                  -
                 Principal Distribution for current calculation period                                                            -
               Total Principal Distribution to date                                                                               -

               Beginning Principal Amount                                                                                50,500,000
     (a)       Ending Principal Amount                                                                                   50,500,000
               less Unreimbursed Charge-offs                                                                                      -
               Beginning Stated Amount                                                                                   50,500,000
     (a)       Ending Stated Amount 50,500,000

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               INTEREST RATE FOR ACCRUAL PERIOD                                            Libor /     Interest            Interest
                                                                                    Bank Bill Rate       Margin                Rate

               US$
               Class A Bonds                                                               1.17125      0.23000             1.40125


               A$
               Class A Bonds (payable to Currency Swap Provider)                           5.45670      0.35100             5.80770
               Class B Bonds                                                               5.45670      0.90000             6.35670

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               DISTRIBUTIONS PAYABLE ON PAYMENT DATE                                         (US$)                             (A$)

               Interest Entitlement:
     (b)            Class A Bonds                                                        3,096,459                       19,310,379
     (b)            Class B Bonds                                                                                           800,335
               Principal Repayment:
     (c)            Class A Bonds                                                       47,800,000                       72,921,434
                    Class B Bonds
     (c)       Total:
                    Class A Bonds                                                       50,896,459                       92,231,814
                    Class B Bonds                                                                                           800,335

               Total                                                                    50,896,459                       93,032,148
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
------------------------------------------------------------------------------------------------------------------------------------
Reference to   ARMS II GLOBAL FUND 1
Schedule 8 of
the Bond       BONDHOLDERS REPORT RELATED TO MARCH 10, 2004 DISTRIBUTION
Trust Deed
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
               POOL FACTORS                                                                   Last                          Current
                                                                                      Distribution                     Distribution
                                                                                              Date                             Date

     (h)       Class A Bonds                                                                0.8742                           0.8264
               Class B Bonds                                                                1.0000                           1.0000S

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     (d)       INCOME COLLECTIONS FOR CALCULATION PERIOD                                                              60,917,872.59

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               AVAILABLE AMORTISATION AMOUNT                                                                                   (A$)

     (i)       Scheduled Principal Collections                                                                            2,419,775
     (i)       Unscheduled Principal Collections                                                                         90,365,079
               Gross Principal Collections                                                                               92,784,853

               less
     (g)       Redraw Advances, Line of Credit Advances and
               Permitted Further Advances                                                                                19,845,924

     (e)       Net Principal Collections                                                                                 72,938,929

               Application of Cash Reserve and Advances
               Reserve as Available Amortisation Amount                                                                     (17,495)

     (l)       Charge-offs and Unreimbursed Charge-offs                                                                           0

     (f)       Available Amortisation Amount                                                                             72,921,434

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               PORTFOLIO INFORMATION
               (based on Loans forming part of the Assets of the
               Fund as at the last day of the Calculation Period)

     (j)       Aggregate Face Value of Loans                                                                          1,306,728,937
               Total number of Loans                                                                                          5,795
               Average Loan Balance                                                                                      225,492.48
               Weighted Average LVR                                                                                         76.9712

               Seasoning                                                               No of Loans      % Total             Balance
                 6 - 12 months                                                               1,188       20.67%         270,117,277
                12 - 18 months                                                               3,588       62.97%         822,795,768
                18 - 24 months                                                                 432        7.62%          99,609,726
                24 - 36 months                                                                 196        3.52%          46,022,069
                36 - 48 months                                                                 145        2.11%          27,516,330
                48 - 60 months                                                                 129        1.84%          24,035,277
                > than 60 months                                                               117        1.27%          16,632,491
                                                                                             5,795      100.00%       1,306,728,937
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     (k)       AGGREGATE LOSS AMOUNT                                                                                        NIL

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     (m)       DELINQUENCY AND LOSSES

               DELINQUENCY                                                 No of          % of      (A$) Amount                % of
                                                                           Loans           Pool        of Loans                Pool

               31 - 60 days                                                   24          0.41%    6,688,078.56               0.51%
               61 - 90 days                                                   10          0.17%    2,729,138.27               0.21%
               90+ days                                                       20          0.35%    4,890,111.42               0.37%

               LOSSES                                                                                  AUD

               Mortgage Insurance claims made                                                          Nil

               Mortgage Insurance claims paid                                                          Nil

               Mortgage Insurance claims pending                                                       Nil

               Mortgage Insurance claims denied                                                        Nil

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